UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 4, 2019

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

Cohu, Inc. (“Cohu”), after considering market conditions within its industry, its 2019 business outlook and ongoing geopolitical uncertainties, has decided to implement, effective as of July 29, 2019, a temporary salary reduction program pursuant to which the base salaries of certain of its officers, including its named executive officers, will be reduced by 5%. The Compensation Committee of Cohu’s Board of Directors may review, change or end the temporary salary reduction program at its discretion in the future.

Set forth below is a summary of the temporary base salary reductions, on an annualized basis, for Cohu’s named executive officers as previously identified in Cohu’s proxy statement for its 2019 annual meeting of stockholders:

		2019
	Current Base	Reduced Base
Named Executive Officer and Title	Salary	Salary (1)
Luis A. Müller, President and Chief Executive Officer	$595,000	$565,250
Jeffrey D. Jones, Vice President, Finance and Chief Financial Officer	$380,000	$361,000
Pascal Rondé,(2) Senior Vice President Global Customer Group	$365,217	$346,956
Christopher G. Bohrson, Senior Vice President and General Manager Test Handler Group	$350,000	$332,500
Thomas D. Kampfer, Vice President Corporate Development, General Counsel and Secretary	$335,000	$318,250
Ian von Fellenberg,(3) Vice President of Integration and Managing Director of Multitest GmbH	$286,030	$271,729
Hock W. Chiang,(4) former Vice President, Sales - Asia	--	--
(1)	Effective as of July 29, 2019, annualized.
(2)	Mr. Rondé is paid in Euros and the base salary rates above have been converted to U.S. Dollars as required by SEC rules.
(3)	Mr. von Fellenberg is paid in Swiss Francs and the base salary rates above have been converted to U.S. Dollars as required by SEC rules.
(4)	As previously disclosed, Mr. Chiang retired, effective June 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

July 8, 2019	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer